THE ALGER FUNDS
THE ALGER FUNDS II
ALGER CHINA-U.S. GROWTH FUND

Supplement dated October 15, 2012 to the
Prospectus dated March 1, 2012
As supplemented to date

The following replaces number 7 in the middle of the first paragraph under the heading "Waivers of Sales Charges" on page A-7 of the Prospectus:

(7) by registered investment advisers, banks, trust companies, and other financial institutions, including broker-dealers and their immediate families, and financial intermediaries offering self-directed investment brokerage accounts, that have an agreement in place with the Distributor for, among other things, waiver of the sales charge;"

The following replaces the third sentence at the end of the paragraph under the heading "To Exchange Shares of the Funds:" on page A-11 of the Prospectus:

"Shares of one class may not be exchanged for shares of another class, except that in limited circumstances certain accounts will be permitted an exchange from Class A Shares to Class I Shares, or from Class A Shares to Class Z Shares, or from Class C Shares to Class Z Shares."

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